THE LIFE INSURANCE COMPANY OF VIRGINIA

                       LIFE OF VIRGINIA SEPARATE ACCOUNT 4

                             Policy Form P1140 10/90
                   Supplement to Prospectus Dated May 1, 1997


Elimination of Surrender Charge

For policies issued on or after September 2, 1997, the surrender charge, described under the caption "Surrender Charge" under the heading "Charges and Deductions" of the Prospectus, will be eliminated in all Policies sold pursuant to arrangements to which the revised commission schedule described below is applicable.

Under the revised commission schedule, the commission payable during the first year will not exceed 1.1% of each premium payment with an ongoing commission, beginning in the second year, equal to an annual rate not to exceed 1.1% of the Policy Account Value.

This revised commission schedule is not available in all states.


                     The Life Insurance Company of Virginia
                             6610 West Broad Street
                            Richmond, Virginia 23230